UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 17, 2013

Date of Report (Date of earliest event reported)

GTJ REIT, INC.

(Exact name of registrant as specified in its Charter)

Maryland	0001368757	20-5188065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

444 Merrick Road

Lynbrook, NY 11563

(Address of principal executive offices) (Zip Code)

(516) 881-3535

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On January 17, 2013, GTJ REIT, Inc. (“GTJ”) and its wholly-owned subsidiaries GTJ GP, LLC (the “General Partner”) and GTJ Realty, LP (the “UPREIT”) (collectively, “the Company”), and Wu/Lighthouse Portfolio, LLC (“Wu/Lighthouse Portfolio”), Jeffrey Wu (“Wu”), the Wu Family 2012 Gift Trust (the “Wu Trust”), Paul Cooper (“P. Cooper”), Louis Sheinker (“L. Sheinker”), Jerome Cooper (“J. Cooper”), Jeffrey Ravetz (“J. Ravetz”) and Sarah Ravetz (“S. Ravetz”), and together with Wu/Lighthouse Portfolio, Wu, the Wu Trust, P. Cooper, L. Sheinker, J. Cooper, J. Ravetz and S. Ravetz collectively hereinafter referred to as “Sellers”), entered into a certain contribution agreement effective as of January 1, 2013 (the “Contribution Agreement”) pursuant to which the UPREIT acquired all of the Sellers’ outstanding ownership interests in 25 commercial properties located in New York, New Jersey and Connecticut (the “Acquired Properties”).  The Acquired Properties have a gross asset value of approximately $194 million, and are subject to an aggregate of approximately $115 million in outstanding mortgage indebtedness, which was assumed by the UPREIT upon the closing.  P. Cooper, the Company’s Chief Executive Officer and a director is a 6% owner and principal of Wu/Lighthouse Portfolio and J. Cooper our Chairman of the Board of Directors owns a .666% interest therein.  With the acquisition of the Acquired Properties, the UPREIT currently owns a total of 32 properties, including its seven (7) previously-owned properties.

The transaction was evaluated and negotiated on behalf of the Company by the special committee formed by the Board of Directors (the “Special Committee”) comprising solely of independent and disinterested directors, and upon the unanimous recommendation of the Special Committee, unanimously approved by the Board of Directors.  The Special Committee engaged Duff & Phelps, LLC, a provider of independent financial advisory and investment banking services, as its independent financial advisor and to provide an opinion as to the fairness, within a range, from a financial point of view, to the stockholders of the Company, of the consideration to be paid to the Sellers by the UPREIT in the transaction.  The opinion is directed to the Special Committee and may only be relied upon by the Special Committee and the Board of Directors, and sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken in rendering the opinion.  A copy of the fairness opinion of Duff & Phelps, LLC is filed with this Current Report on Form 8-K.

In consideration of the acquisition of the Acquired Properties, the UPREIT issued to the Sellers, limited partnership units of the UPREIT such that immediately following closing, GTJ REIT beneficially owned 66.71% of the outstanding partnership units of the UPREIT and the Sellers (other than Wu/Lighthouse Portfolio) collectively received 33.29% of the partnership units therein. A copy of the organizational chart setting forth the ownership structure of the UPREIT is filed herewith as Exhibit 99.2.

General Partner is the general partner of the UPREIT (through its 1% general partnership interest in the UPREIT) and as a result thereof, the Company, through its ownership of General Partner, will exercise managerial control over the properties, business and operations of the UPREIT.  The UPREIT is authorized to issue common limited partnership units, Class A limited partnership units and Class B limited partnership units.  While all limited partnership units have the same economic rights, holders of the UPREIT’s Class B limited partnership units have no voting rights.  The Company holds Class A limited partnership units.

Common limited partnership units in the UPREIT are convertible/redeemable, at the option of the General Partner, into shares of GTJ common stock or cash.  Class B limited partnership units in the UPREIT are convertible/redeemable, at the option of the General Partner, into shares of newly-authorized Series B Preferred Stock of the Company or cash.  Shares of Series B Preferred Stock have the same economic interest as Common Stock; however holders of the Series B Preferred Stock have no voting rights.  The conversion of all of the Sellers’ limited partnership units into the Company’s capital stock as of the closing date would result in the issuance of approximately 1,820,000 shares of Common Stock and approximately 5,005,000 shares of Series B Preferred Stock comprising an aggregate interest of 33.29% of the then outstanding capital stock of the Company.

Set forth below is a chart listing the ownership interests in Wu/Lighthouse Portfolio of the individual Sellers their ownership interest in the UPREIT and in GTJ (assuming conversion of all of their limited partnership units in the UPREIT into GTJ capital stock) as of the closing date.

	% Ownership Wu/LH	Total Limited Partnership Units Owned		% Ownership of UPREIT	% Ownership of GTJ (on “as converted basis”)

Jeffrey Wu	72.000%	23,972	(1)	23.972%	23.972%

Wu Family 2012 Gift Trust	8.00%	2,660	(2)	2.66%	2.66%

Paul Cooper	6.000%	1,997	(3)	1.997%	1.997%

Jerome Cooper	0.666%	222	(3)	0.222%	0.222%

Jeffrey Ravetz	5.740%	1,911	(3)	1.911%	1.911%

Sarah Ravetz	0.928%	308	(3)	0.309%	0.309%

Louis Sheinker	6.666%	2,219	(3)	2.219%	2.219%

Total	100.000%	33,290		33.290%	33.290%

(1)         Includes 2,219 common units and 21,753 Class B Units.

(2)         Class B Units.

(3)         Common Units.

The Contribution Agreement contains usual and customary representations, warranties and covenants of the parties, indemnification provisions and the payment of certain expenses to the Sellers relating to the Acquired Properties as of the Closing Date.

Amended and Restated Limited Partnership Agreement

Concurrently with the execution of the Contribution Agreement, the Company, the General Partner and the Sellers (other than Wu/Lighthouse Portfolio) entered into a certain Amended and Restated Limited Partnership Agreement of GTJ Realty, LP, which was effective as of January 1, 2013 (the “Limited Partnership Agreement”).  The Limited Partnership Agreement, among other things, grants the General Partner all management powers over the properties, business and operations of the UPREIT and states that no limited partner shall have any right or obligation to participate in or exercise control or management power over the properties, business and operations of the Partnership, except as expressly provided therein.  The Limited Partnership Agreement also provides for certain conversion/redemption rights for the Common units and Class B limited partnership units.  The Common units may be converted or redeemed by the limited partner, for either cash or shares of GTJ Common Stock, at the option of the General Partner.  The Class B limited partnership units may be converted or redeemed for either cash or Series B Preferred Stock, at the option of the General Partner.  The Limited Partnership Agreement also contains provisions concerning distributions of Available Cash (as defined therein) to the partners, repayment of certain indebtedness, tax allocations, admission of additional limited partners and certain other usual and customary provisions.

Tax Protection Agreement

Pursuant to the terms of a Tax Protection Agreement effective as of January 1, 2013 (the “Tax Protection Agreement”) by and among the Company, the UPREIT, and the Sellers (other than Wu/Lighthouse Portfolio) (the “Protected Partners”), the Company agreed to refrain from, directly or indirectly, making any sale, transfer, exchange or other disposition of the Acquired Properties for a period of seven (7) years following the closing date, subject to certain limited exceptions as set forth therein, and to indemnify the Protected Partners from certain tax consequences they may be subject to as a result of a breach of the Tax Protection Agreement by the Company or the UPREIT.

Registration Rights Agreement

Concurrent with the execution of the Contribution Agreement, the Company and the individual Sellers entered into a certain registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company granted the individual Sellers certain “Piggy-Back Registration Rights” in the event that (a) the individual Sellers limited partnership units are converted into capital stock of the Company and (b) the Company proposes to register its shares of common stock under the Securities Act as set forth in the Registration Rights Agreement.  The Registration Rights Agreement contains usual and customary registration procedures, representations and warranties of the parties and indemnification obligations.

Employment Agreements

Effective as of January 1, 2013, the Company entered into employment agreements with each of Paul Cooper, our Chief Executive Officer, Louis Sheinker, our President and Chief Operating Officer, and David J. Oplanich, our Chief Financial Officer.

Paul Cooper Employment Agreement

Mr. Cooper’s employment agreement provides for an initial term of three (3) years (the “Initial Term”) and two successive automatic one (1) year renewal terms (each a “Renewal Term”), unless either party gives written notice to the other party not less than sixty (60) days prior to the expiration of the Initial Term or any Renewal Term, as the case may be, of its desire to terminate the agreement.  Mr. Cooper’s employment agreement provides for the payment of a base salary at the annual rate of $550,000 per year, subject to annual increases at the discretion of the Company.  Additionally, Mr. Cooper may earn a cash bonus of $250,000 per year and an equity bonus payable in shares of the Company’s restricted common stock valued at $150,000 per year (“Equity Bonus”), upon the achievement of certain benchmarks set forth in an annual budget approved by the Board of Directors and agreed to by Mr. Cooper (the “Bonus Criteria”).  In addition, the employment agreement provides that the Company shall provide Mr. Cooper with certain usual and customary benefits commensurate with his position including without limitation, medical insurance, life insurance, disability insurance, participation in 401(k) plan and an automobile allowance.

In the event that (a) the Company terminates the agreement without Cause (as defined in the employment agreement), (b) Mr. Cooper terminates the agreement for Good Reason (as defined in the employment agreement), (c) the Company does not renew the employment agreement after expiration of the Initial Term or any Renewal Term, as the case may be, or (d) following a Change in Control (as defined in the employment agreement) and (i) the Company, or any successor entity terminates Mr. Cooper without Cause, or (ii) Mr. Cooper terminates his employment for Good Reason, then the Company shall have severance obligations to Mr. Cooper, including severance payments, accelerated vesting of unvested Equity Bonus and COBRA payments for the greater of the remainder of the Initial Term or one (1) year.  The severance payments shall be calculated as follows: (a) if Mr. Cooper’s employment is terminated following a Change in Control as provided for in the employment agreement, or for Good Reason, the Company shall pay him base salary and bonus (assuming achievement of the Bonus Criteria) that he would have earned for the remainder of the Initial Term or one (1) year, which ever is greater.  If the Company does not extend the agreement following expiration of the Initial Term and provided that the Company achieved the Bonus Criteria for each of the three (3) years of the Initial Term, the Company shall pay Mr. Cooper one (1) times his base salary and one (1) times his bonus amount.  If such termination occurs during a Renewal Term, the Company shall pay Mr. Cooper the base salary and bonus (assuming achievement of the Bonus Criteria for such Renewal Term) he could have earned during the remainder of such Renewal Term.

Louis Sheinker Employment Agreement

Mr. Sheinker’s employment agreement provides for an initial term of three (3) years (the “Initial Term”) and two successive automatic one (1) year renewal terms (each a “Renewal Term”), unless either party gives written notice to the other party not less than sixty (60) days prior to the expiration of the Initial Term or any Renewal Term, as the case may be, of its desire to terminate the agreement.  Mr. Sheinker’s employment agreement provides for the payment of a base salary at the annual rate of $500,000 per year, subject to annual increases at the discretion of the Company.  Additionally, Mr. Sheinker may earn a cash bonus of $200,000 per year and an equity bonus payable in shares of the Company’s restricted common stock valued at $50,000 per year (“Equity Bonus”), upon the achievement of certain benchmarks set forth in an annual budget approved by the Board of Directors and agreed to by Mr. Sheinker (the “Bonus Criteria”).  In addition, the employment agreement provides that the Company shall provide Mr. Sheinker with certain usual and customary benefits commensurate with his position including without limitation, medical insurance, life insurance, disability insurance, participation in 401(k) plan and an automobile allowance.

In the event that (a) the Company terminates the agreement without Cause (as defined in the employment agreement), (b) Mr. Sheinker terminates the agreement for Good Reason (as defined in the employment agreement), (c) the Company does not renew the employment agreement after expiration of the Initial Term or any Renewal Term, as the case may be, or (d) following a Change in Control (as defined in the employment agreement) and (i) the Company, or any successor entity terminates Mr. Sheinker without Cause, or (ii) Mr. Sheinker terminates his employment for Good Reason, then the Company shall have severance obligations to Mr. Sheinker, including severance payments, accelerated vesting of unvested Equity Bonus and COBRA payments for the greater of the remainder of the Initial Term or one (1) year.  The severance payments shall be calculated as follows: (a) if Mr. Sheinker’s employment is terminated following a Change in Control as provided for in the employment agreement, or for Good Reason, the Company shall pay him base salary and bonus (assuming achievement of the Bonus Criteria) that he would have earned for the remainder of the Initial Term or one (1) year, which ever is greater.  If the Company does not extend the agreement following expiration of the Initial Term and provided that the Company achieved the Bonus Criteria for each of the three (3) years of the Initial Term, the Company shall pay Mr. Sheinker one (1) times his base salary and one (1) times his bonus amount.  If such termination occurs during a Renewal Term, the Company shall pay Mr. Sheinker the base salary and bonus (assuming achievement of the Bonus Criteria for such Renewal Term) he could have earned during the remainder of such Renewal Term.

David Oplanich Employment Agreement

Mr. Oplanich’s employment agreement provides for an initial term of one (1) year (the “Initial Term”) and automatic one (1) year renewal terms (each a “Renewal Term”), unless either party gives written notice to the other party not less than sixty (60) days prior to the expiration of the Initial Term or any Renewal Term, as the case may be, of its desire to terminate the agreement.  Mr. Oplanich’s employment agreement provides for the payment of a base salary at the annual rate of $350,000 per year, subject to annual increases at the discretion of the

Company.  Additionally, Mr. Oplanich may earn a cash bonus and equity bonus at the discretion of the Board of Directors.  In addition, the employment agreement provides that the Company shall provide Mr. Oplanich with certain usual and customary benefits commensurate with his position including without limitation, medical insurance, life insurance, disability insurance, participation in 401(k) plan and an automobile allowance.

In the event that (a) the Company terminates the agreement without Cause (as defined in the employment agreement), (b) Mr. Oplanich terminates the agreement for Good Reason (as defined in the employment agreement), (c) the Company does not renew the employment agreement after expiration of the Initial Term, as the case may be, or (d) following a Change in Control (as defined in the employment agreement) and (i) the Company, or any successor entity terminates Mr. Oplanich without Cause, or (ii) Mr. Oplanich terminates his employment for Good Reason, then the Company shall have severance obligations to Mr. Oplanich, including severance payments, accelerated vesting of unvested Equity Bonus and COBRA payments for the remainder of the Initial Term.  The severance payments shall be calculated as follows: (a) if Mr. Oplanich’s employment is terminated during the Initial Term, following a Change in Control as provided for in the employment agreement, or for Good Reason, the Company shall pay him an amount equal to one (1) times his base salary.  If Mr. Oplanich’s employment is terminated during a Renewal Term for any of the foregoing reasons, then the Company shall pay him an amount equal to the base salary he would have received for the remainder of such Renewal Term.  If the Company does not extend the agreement following expiration of the Initial Term the Company shall pay Mr. Oplanich one (1) times his base salary.

The foregoing descriptions are summaries only of the material terms of the transaction documents set forth above and are qualified by the terms of such documents, copies of which are filed with this Current Report on Form 8-K.

Item 2.01                                           Completion of Acquisition or Disposition of Assets

On January 17, 2013, the Company completed the acquisition of the Acquired Properties, effective as of January 1, 2013.  The disclosures required by this Item 2.01 is set forth in Items 1.01 and 2.03.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Each of the Acquired Properties was and continues to be encumbered by certain mortgage indebtedness from one of three different lenders in the aggregate amount of approximately $115 million.  Concurrent with the acquisition of the Acquired Properties, the Company, the UPREIT and the entity owners of the Acquired Properties entered into certain loan assumption and modification documents to facilitate the acquisition of the Acquired Properties.  Below is a summary of the material terms of the arrangement with each lender.

United States Life Insurance Company Loan:

Wu/LH 15 Executive L.L.C., a Delaware limited liability company, Wu/LH 22 Marsh Hill L.L.C., a Delaware limited liability company, Wu/LH 35 Executive L.L.C., a Delaware limited liability company, Wu/LH 470 Bridgeport L.L.C., a Delaware limited liability company, Wu/LH 950 Bridgeport L.L.C., a Delaware limited liability company and Wu/LH 8 Slater L.L.C., a Delaware limited liability company (collectively, the “USLIC Borrowers”) previously entered into mortgage loans with The United States Life Insurance Company in the City of New York, successor by merger to First SunAmerica Life Insurance Company, a New York corporation (“USLIC”) in the aggregate original principal amount of $23.5 million (the “USLIC Mortgage Loan”)

The USLIC Mortgage Loan bears interest at a rate of 5.76% and matures on April 1, 2018. USLIC has the option of extending the terms of the USLIC Mortgage Loan for an additional five (5) years based on new market interest rate and a new amortization period. After September 8, 2014, the USLIC Mortgage Loan may be prepaid upon the following terms and conditions: (i) USLIC receives not less than 30 days prior written notice and (ii) USLIC receives a prepayment fee equal to the greater of (a) 1% of the outstanding principal and (b) a yield maintenance amount.

The Company has assumed the obligations of the original guarantors under the USLIC Mortgage Loan and the USLIC Borrowers executed and delivered to USLIC certain loan assumption and modification documents included herewith.

Below is a breakdown of the specific properties encumbered by the USLIC Mortgage Loan:

Owner	Address	Collateral	Original Principal Amount	Maturity Date

Wu/LH 15 Executive L.L.C.	15 Executive Blvd Orange, CT	Mortgage and security interest in chattels and intangible personalty	$4,096,400	3/8/2018

Wu/LH 22 Marsh Hill L.L.C.	22 Marsh Hill Rd Orange, CT	Mortgage and security interest in chattels and intangible personalty	$2,716,700	3/8/2018

Wu/LH 35 Executive L.L.C.	35 Executive Blvd Orange, CT	Mortgage and security interest in chattels and intangible personalty	$5,724,600	3/8/2018

Wu/LH 470 Bridgeport L.L.C.	470 Bridgeport Ave Shelton, CT	Mortgage and security interest in chattels and intangible personalty	$3,683,700	3/8/2018

Wu/LH 950 Bridgeport L.L.C.	950 Bridgeport Ave Mildord, CT	Mortgage and security interest in chattels and intangible personalty	$2,639,000	3/8/2018

Owner	Address	Collateral	Original Principal Amount	Maturity Date

Wu/LH 8 Slater L.L.C.	8 Slater Street Port Chester, NY	Mortgage and security interest in chattels and intangible personalty	$4,639,600	3/8/2018

John Hancock Loan:

Wu/LH 12 Cascade L.L.C., Wu/LH 25 Executive L.L.C., Wu/LH 269 Lambert L.L.C., Wu/LH 103 Fairview Park L.L.C., Wu/LH 412 Fairview Park L.L.C., Wu/LH 401 Fieldcrest L.L.C., Wu/LH 404 Fieldcrest L.L.C., Wu/LH 36 midland L.L.C., Wu/LH 100-110 Midland L.L.C., Wu/LH 112 Midland L.L.C., Wu/LH 199 Ridgewood L.L.C., Wu/LH 203 Ridgewood L.L.C., Wu/LH 100 American L.L.C., Wu/LH 200 American L.L.C., Wu/LH 300 American L.L.C., Wu/LH 400 American L.L.C. and Wu/LH 500 American L.L.C., (collectively, the “John Hancock Borrowers”), entered into mortgage loan with John Hancock Life Insurance Company (U.S.A.), a Michigan corporation, successor by merger to John Hancock Life Insurance Company, a Massachusetts corporation, doing its mortgage business in New York as Manulife Financial (“John Hancock”) in the aggregate original principal amount of $105 million (the “John Hancock Loan”) which made pursuant to that certain Loan Agreement dated February 25, 2008 among the John Hancock Borrowers and certain other borrowers who have since been released from the John Hancock Loan. Certain of the notes given in connection with the John Hancock Loan in the original principal amounts of $12 million and $3.9 million were fully paid by Wu/Lighthouse Portfolio prior to the acquisition of the Acquired Properties.

A portion of the John Hancock Loan matures on March 1, 2013 (the “5 Year Notes”) and the remaining portion of the John Hancock Loan matures on March 1, 2018 (the “10 Year Notes”) The 5 Year Notes bear interest at a rate of 5.44% and the 10 Year Notes bear interest at 6.17%. The 5 Year Notes are interest only with a fixed monthly payment. The 10 Year Notes are interest only for the first five (5) years; for years 6 through 10, payments are of principal and interest. After a certain “Lockout Period” (three years for the 5 Year Notes and five years for the 10 Year Notes), the John Hancock Mortgage Loan may be prepaid upon the following terms and conditions: (a) Not less then 30 days and not more than 90 days notice must be given to John Hancock; (b) Payment of a prepayment penalty equal to the greater of (i) the sum of the present values of all scheduled payments under the notes minus the principle value of the note immediately prior to prepayment; or (ii) 1% of the principal balance of the notes immediately prior to the prepayment.

The Company has assumed the obligations of the original guarantors under the John Hancock Mortgage Loan and John Hancock Borrowers executed and delivered to Lender certain loan assumption and modification documents included herewith.

Below is a breakdown of the specific properties encumbered by the John Hancock Loan:

Owner	Address	Collateral	Original Principal Amount	Maturity Date

Wu/LH 12 Cascade L.L.C.	12 Cascade Blvd Orange, CT	Mortgage, Assignments of Leases and Rents, personal property, contracts and licenses	$3,050,000	2/28/2018

Wu/LH 25 Executive L.L.C.	25 Executive Blvd Orange, CT	Mortgage, Assignments of Leases and Rents, personal property, contracts and licenses	$415,000	2/28/2018

Wu/LH 269 Lambert L.L.C.	269 Lambert Road Orange, CT	Mortgage, Assignments of Leases and Rents, personal property, contracts and licenses	$6,300,000	2/28/2018

Wu/LH 103 Fairview Park L.L.C.	103 Fairview Park Dr Elmsford, NY	Mortgage, Assignments of Leases and Rents, personal property, contracts and licenses	$8,100,000	2/28/2018

Wu/LH 412 Fairview Park L.L.C.	412 Fairview Park Dr Elmsford, NY	Mortgage, Assignments of Leases and Rents, personal property, contracts and licenses	$2,185,000	2/28/2018

Wu/LH 401 Fieldcrest L.L.C.	401 Fieldcrest Dr Elmsford, NY	Mortgage, Assignments of Leases and Rents, personal property, contracts and licenses	$2,460,000	2/28/2018

Wu/LH 404 Fieldcrest L.L.C.	404 Fieldcrest Ave Elmsford, NY	Mortgage, Assignments of Leases and Rents, personal property, contracts and licenses	$8,000,000	2/28/2018

Wu/LH 36 Midland L.L.C.	36 Midland Ave Port Chester, NY	Mortgage, Assignments of Leases and Rents, personal property, contracts and licenses	$5,550,000	2/28/2018

Wu/LH 100-110 Midland L.L.C.	100-110 Midland Ave Port Chester, NY	Mortgage, Assignments of Leases and Rents, personal property, contracts and licenses	$14,340,000	2/28/2018

Wu/LH 112 Midland L.L.C.	112 Midland Ave Port Chester, NY	Mortgage, Assignments of Leases and Rents, personal property, contracts and licenses	$825,000	2/28/2018

Wu/LH 199 Ridgewood L.L.C.	199 Ridgewood Dr Elmsford, NY	Mortgage, Assignments of Leases and Rents, personal property, contracts and licenses	$1,840,000	2/28/2018

Wu/LH 203 Ridgewood L.L.C.	203 Ridgewood Dr Elmsford, NY	Mortgage, Assignments of Leases and Rents, personal property, contracts and licenses	$3,450,000	2/28/2018

Wu/LH 100 American L.L.C.	100 American Road Morris Plains, NJ	Mortgage, Assignments of Leases and Rents, personal property, contracts and licenses	$9,500,000	2/28/2018

Owner	Address	Collateral	Original Principal Amount	Maturity Date

Wu/LH 200 American L.L.C.	200 American Road Morris Plains, NJ	Mortgage, Assignments of Leases and Rents, personal property, contracts and licenses	$4,500,000	2/28/2018

Wu/LH 300 American L.L.C.	300 American Road Morris Plains, NJ	Mortgage, Assignments of Leases and Rents, personal property, contracts and licenses	$4,970,000	2/28/2018

Wu/LH 400 American L.L.C.	400 American Road Morris Plains, NJ	Mortgage, Assignments of Leases and Rents, personal property, contracts and licenses	$6,960,000	2/28/2018

Wu/LH 500 American L.L.C.	500 American Road Morris Plains, NJ	Mortgage, Assignments of Leases and Rents, personal property, contracts and licenses	$6,655,000	2/28/2018

People’s United Bank Loan

Wu/LH 15 Progress Drive L.L.C. (the “PUB Borrower”) entered into a mortgage loan with Peoples United Bank, a federal savings bank (the “PUB Lender”) in the original principal amount of $2.7 million (the “PUB Mortgage Loan”) which was made pursuant to a Loan and Security Agreement by and between the PUB Lender and the PUB Borrower dated as of September 30, 2010 encumbering certain real property located at 15 Progress Road, Shelton Connecticut.

The PUB Mortgage Loan bears interest at a rate of 5.23% and matures on October 1, 2020. The PUB Mortgage Loan may be prepaid upon payment of a Prepayment Fee equal to the “Net Loss” (which is defined in the Promissory Note for the PUB Mortgage Loan attached hereto).

GTJ has assumed the obligations of the original guarantors under the PUB Mortgage Loan and the PUB Borrowers executed and delivered to the PUB Lender certain loan assumption and modification documents included herewith.

Owner	Address	Collateral	Original Principal Amount	Maturity Date

Wu/LH 15 Progress L.L.C.	15 Progress Dr Shelton, CT	Mortgage and security interest in chattels and intangible personalty	$2,700,000	10/1/2020

Concurrently with the acquisition of the Acquired Properties, GTJ amended its existing loan agreements with Hartford Life Insurance Company and Manufacturers and Traders Trust Company.  Below is a summary of the changes.

Hartford Insurance Loan

165-25 147th Avenue, LLC, a New York limited liability company, and 85-01 24th Avenue, LLC, a New York limited liability company (collectively, the “Hartford Borrower”), entered into a consolidated and restated mortgage loan with Hartford Life Insurance Company, a Connecticut corporation (“Hartford Life”), Hartford Life And Accident Insurance Company, a Connecticut corporation (“Hartford Life and Accident”) and Hartford Life And Annuity Insurance Company, a Connecticut corporation (collectively, the “Hartford Lender”) in the aggregate principal amount of $45.5 Million (the “Hartford Loan”) pursuant to a certain Fixed Rate Term Loan Agreement dated July 1, 2010 by and between Hartford Borrower and Hartford Lender (the “Hartford Loan Agreement”). The Hartford Loan is guaranteed by GTJ.

As described in the Hartford Loan Agreement, there is a restriction on the ability of any Person (as defined in the Hartford Loan Agreement) having an ownership or beneficial interest in Hartford Borrower from conveying direct or indirect ownership interests in Hartford Borrower.  Hartford Borrower requested and Hartford Lender agreed to modify the applicable restrictions in connection with an UPREIT transaction.

Manufacturers and Traders Trust Company

Farm Springs Road, LLC, a Connecticut limited liability company (the “M&T Borrower”), previously entered into a line of credit agreement with Manufacturers And Traders Trust Company, (the “M&T Lender”) in the amount of $10 million (the “M&T Loan”) pursuant to an Open-End Mortgage dated August 26, 2011.

The M&T Loan is guaranteed by GTJ.  The M&T Mortgage has been amended to include the M&T Borrower as a co-borrower pursuant to the terms of a certain amended and restated LIBOR Grid Note and a certain amended and restated Credit Agreement, each being delivered by GTJ and M&T Borrower for the benefit of M&T Lender.

The foregoing descriptions are summaries only of the material terms of the aforementioned financing transactions and are qualified in their terms entirely by the material financing documents relating to such transactions, copies of which are filed with this Current Report on Form 8-K.

Item 3.02.                                        Unregistered Sales of Equity Securities.

The disclosure required by this item is set forth under Item 1.01 above.

Item 5.02                                           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the completion of the acquisitions described above, Louis Sheinker, formerly a principal of Wu/Lighthouse Portfolio was appointed as President and Chief Operating Officer, and a director of the Company.  Mr. Sheinker brings nearly 27 years of real estate experience to the Company.  His primary responsibilities will be to (a) oversee real estate operations on behalf of the Company and the UPREIT, (b) implement strategic initiatives designed to facilitate the Company’s growth and expansion, and (c) property management and construction management.  Prior to joining the Company, Mr. Sheinker was a co-founding partner in Lighthouse Real Estate Ventures (“Lighthouse”). He has participated in restructuring and repositioning of over 4 million square feet of office space and industrial properties having an aggregate value in excess of $800 million. Prior to founding Lighthouse, Mr. Sheinker was the President of Sheinker Wasserstein Realty Services, Inc., where he managed a $100 million portfolio and rendered management and asset management services on behalf of financial institutions throughout the New York Metropolitan Area.

The material terms of Mr. Sheinker’s employment agreement are described under Item 1.01 of this Current Report Form 8-K, and a copy of Mr. Sheinker’s employment agreement is filed herewith.

Also, as described above, the Company entered into employment agreements, effective as of January 1, 2013, with Paul Cooper and David J. Oplanich, our Chief Executive Officer and Chief Financial Officer, respectively.  The material terms of the employment agreements for Messrs. Cooper and Oplanich are described in Item 1.01 of this Current Report on Form 8-K, and copies of such agreements are being filed herewith.

Expansion of the Board of Directors; Appointment of New Directors

Effective as of January 17, 2013 and pursuant to the Company’s Bylaws, the Board of Directors voted to expand the number of members comprising the entire Board of Directors from seven (7) to ten (10) directors.  In addition, the Board of Directors voted to elect each of Louis Sheinker, Jeffery Wu and Stanley Perla to serve as Class II directors of the Company.  It is expected that Mr. Perla will be named as a member of the Company’s Audit Committee.  Messrs. Perla and Wu qualify as “independent directors” as such term is defined in the Company’s charter.

Stanley R. Perla, CPA, 69, was a partner for Ernst & Young LLP, a public accounting firm from September 1978 to June 2003 and Managing Partner of Cornerstone Accounting Group LLP, from June 2008 to May 2011. He served as Ernst & Young’s National Director of Real Estate Accounting as well as Ernst & Young’s National Accounting and Auditing Committee. He is an active member of the National Association of Real Estate Investment Trusts and the National Association of Real Estate Companies. Mr. Perla has also been a trustee and chair of the audit committees of American Mortgage Acceptance Company and Lexington Realty Trust, Vice President — Director of Internal Audit for Vornado Realty Trust (July 2003 — May 2008). Mr. Perla is currently chair of the Madison Harbor Balanced Strategies audit committee and also serves on the valuation and nominating & compensation committees and is chair of the American Realty Capital Daily Net Asset Value Fund audit committee and a member of the board of the American Realty Capital Real Estate Income Fund.

Jeffrey Wu is an active and accomplished investor in commercial real estate and many other businesses.  Since mid-80’s, he has transacted over sixty properties totaling more than four million square feet.  He is also the principal shareholder, a founder and director of United

International Bank.  In addition, he is the sole owner of Hong Kong Supermarket Chain, one of the largest Asian supermarket chains with stores in multi-states.  Jeffrey is a major contributor to many charities and non-profit organizations, and serves as a director of the New York Law Enforcement Foundation.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial statements of businesses acquired.

Pursuant to Item 9.01(A)(4) of Form 8-K, the Company intends to file the financial information required by this paragraph (A) of Item 9.01 as an amendment to this Form 8-K within seventy-one days of the date this Current Report on Form 8-K as filed with the Securities and Exchange Commission.

(b)                                 Proforma financial information.

Pursuant to Item 9.01(B)(2) of Form 8-K, the Company intends to file the financial information required by this paragraph (B) of Item 9.01 as an amendment to this Form 8-K within seventy-one days of the date this Current Report on Form 8-K as filed with the Securities and Exchange Commission

(d)                                 Exhibits

Exhibit No.	Description

4.1	Articles Supplementary of the Series B Preferred Stock of GTJ REIT, Inc. dated as of January 10, 2013.

10.1

Contribution Agreement by and among Wu/Lighthouse Portfolio, LLC, GTJ REIT, Inc., GTJ GP, LLC, GTJ Realty, LP, Jeffrey Wu, Paul Cooper, Louis Sheinker, Jerome Cooper, Jeffrey Ravetz and Sarah Ravetz dated as of January 1, 2013.

10.2	Amended and Restated Limited Partnership Agreement by and between GTJ REIT, Inc. and GTJ GP, LLC dated as of January 1, 2013.

10.3

Tax Protection Agreement by and among GTJ REIT, Inc., GTJ Realty, LP, Jeffrey Wu, Wu Family 2012 Gift Trust, Paul Cooper, Jerome Cooper, Jeffrey Ravetz, Sarah Ravetz and Louis Sheinker dated as of January 1, 2013.

10.4	Registration Rights Agreement by and among GTJ REIT, Inc. and certain investors dated as of January 1, 2013.

10.5	Employment Agreement by and between David J. Oplanich and GTJ REIT, Inc. dated as of January, 2013.

10.6	Employment Agreement by and between Paul Cooper and GTJ REIT, Inc. dated as of January, 2013.

10.7	Employment Agreement by and between Louis Sheinker and GTJ REIT, Inc. dated as of January, 2013.

10.8

Amendment and Modification of Loan Agreement by and among WU/LH 12 Cascade L.L.C., WU/LH 25 Executive L.L.C., WU/LH 269 Lambert L.L.C., WU/LH 103 Fairview Park L.L.C., WU/LH 412 Fairview Park L.L.C., WU/LH 401 Fieldcrest L.L.C., WU/LH 404 Fieldcrest L.L.C., WU/LH 36 Midland L.L.C., WU/LH 100-110 Midland L.L.C., WU/LH 112 Midland L.L.C., WU/LH 199 Ridgewood L.L.C., WU/LH 203 Ridgewood L.L.C., WU/LH 100 American L.L.C., WU/LH 200 American L.L.C., WU/LH 300 American L.L.C., WU/LH 400 American L.L.C. and WU/LH 500 American L.L.C. (collectively the “John Hancock Borrowers”) and John Hancock Life Insurance Company (“John Hancock”) dated as of January 1, 2013 in the aggregate original principal amount of $105,000,000.00. (To file by amendment)

10.9	Loan Agreement by and among the John Hancock Borrowers and John Hancock dated as of February 25, 2008 in the aggregate principal amount of $105,000,000.00. (To file by amendment)

10.10

Open-End Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing by and among Wu/LH 25 Executive L.L.C., Wu/LH 12 Cascade L.L.C., Wu/LH 269 Lambert L.L.C., Wu/LH 470 Bridgeport L.L.C., Wu/LH 22 Marsh Hill L.L.C., Wu/LH 15 Executive L.L.C., Wu/LH 950 Bridgeport L.L.C. (collectively the “Connecticut Mortgagors”) and John Hancock dated as of February 25, 2008 in the principal sum of $21,765,000.00. (To file by amendment)

10.11

Second Open-End Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing by and among Connecticut Mortgagors and John Hancock dated as of February 25, 2008 in the principal sum of $32,585,000.00. (To file by amendment)

10.12

Third Open-End Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing by and among Connecticut Mortgagors and John Hancock dated as of February 25, 2008 in the principal sum of $50,650,000.00. (To file by amendment)

10.13

First Amendment of Mortgage, Assignment of Lease and Rents, Security Agreement and Fixture Filing by and among WU/LH 100 American L.L.C., WU/LH 200 American L.L.C., WU/LH 300 American L.L.C., WU/LH 400 American L.L.C. and WU/LH 500 American L.L.C. (collectively the “New Jersey Mortgagors”) and John Hancock, dated as of January, 2013. (To file by amendment)

10.14

Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by and among the New Jersey Mortgagors and John Hancock dated as of February 25, 2008 in the principal sum of $105,000,000.00. (To file by amendment)

10.15

Mortgage, Assignment of Leases and Rents and Security Agreement by and among Wu/LH 103 Fairview Park L.L.C., Wu/LH 412 Fairview Park L.L.C., Wu/LH 401 Fieldcrest L.L.C., Wu/LH 404 Fieldcrest L.L.C., Wu/LH 199 Ridgewood L.L.C., Wu/LH 203 Ridgewood L.L.C., Wu/LH 36 Midland L.L.C., Wu/LH 100-110 Midland L.L.C., Wu/LH 112 Midland L.L.C., Wu/LH 8 Slater L.L.C. and John Hancock dated as of February 25, 2008 in the principal sum of $50,650,000.00. (To file by amendment)

10.16	Mortgage Note by and among the John Hancock Borrowers and John Hancock dated as of February 25, 2008 in the principal sum of $9,765,000.00. (To file by amendment)

10.17	Mortgage Note by and among the John Hancock Borrowers and John Hancock dated as of February 25, 2008 in the principal sum of $12,000,000.00. (To file by amendment)

10.18	Mortgage Note by and among the John Hancock Borrowers and John Hancock dated as of February 25, 2008 in the principal sum of $20,960,000.00. (To file by amendment)

10.19	Mortgage Note by and among the John Hancock Borrowers and John Hancock dated as of February 25, 2008 in the principal sum of $11,625,000.00. (To file by amendment)

10.20	Mortgage Note by and among the John Hancock Borrowers and John Hancock dated as of February 25, 2008 in the principal sum of $30,650,000.00. (To file by amendment)

10.21	Mortgage Note by and among the John Hancock Borrowers and John Hancock dated as of February 25, 2008 in the principal sum of $16,100,000.00. (To file by amendment)

10.22	Mortgage Note by and among the John Hancock Borrowers and John Hancock dated as of February 25, 2008 in the principal sum of $3,900,000.00. (To file by amendment)

10.23

Cash and Deposit Account Pledge & Security Agreement by and among the John Hancock Borrowers in favor of John Hancock dated as of January 1, 2013 relating to a loan in the original aggregate principal amount of $21,765,000.00. (To file by amendment)

10.24

Cash and Deposit Account Pledge & Security Agreement by and among the John Hancock Borrowers in favor of John Hancock dated as of January 1, 2013 relating to a loan in the aggregate principal amount of $32,585,000.00. (To file by amendment)

10.25

Cash and Deposit Account Pledge & Security Agreement by and among the John Hancock Borrowers in favor of John Hancock dated as of January 1, 2013 relating to a loan in the original aggregate principal amount of $50,650,000.00. (To file by amendment)

10.26	Deposit Account Control Agreement by and among the John Hancock Borrowers, John Hancock, and Bank of America, N.A. dated as of January 1, 2013. (To file by amendment)

10.27	Deposit Account Control Agreement by and among the John Hancock Borrowers, John Hancock, and Bank of America, N.A. dated as of January 1, 2013. (To file by amendment)

10.28	Deposit Account Control Agreement by and among the John Hancock Borrowers, John Hancock, and Bank of America, N.A. dated as of January 1, 2013. (To file by amendment)

10.29

Guaranty Agreement by and among GTJ REIT, Inc., GTJ GP, LLC, and GTJ Realty, LP (collectively the “Guarantors”), in favor of John Hancock, dated as of January 1, 2013 guaranteeing a loan in the original aggregate principal amount of $21,765,000.00. (To file by amendment)

10.30

Guaranty Agreement by and among the Guarantors in favor of John Hancock, dated as of January 1, 2013 guaranteeing a loan in the original aggregate principal amount of $32,585,000.00. (To file by amendment)

10.31

Guaranty Agreement by and among the Guarantors in favor of John Hancock dated as of January 1, 2013 guaranteeing a loan in the original aggregate principal amount of $50,650,000.00. (To file by amendment)

10.32

Indemnification Agreement by and among the John Hancock Borrowers, and Guarantors in favor of John Hancock dated as of January, 2013 for a loan in the original aggregate principal amount of $21,765,000.00. (To file by amendment)

10.33

Indemnification Agreement by and among the John Hancock Borrowers, and Guarantors in favor of John Hancock dated as of January, 2013 for a loan in the original aggregate principal amount of $32,585,000.00. (To file by amendment)

10.34

Indemnification Agreement by and among the John Hancock Borrowers, and Guarantors in favor of John Hancock dated as of January, 2013 for a loan in the original aggregate principal amount of principal amount of $50,650,000.00. (To file by amendment)

10.35	First Amendment to Loan and Security Agreement by and among Wu/LH 15 Progress L.L.C. (“15 Progress”), Paul A. Cooper, Jeffrey D. Ravetz, Louis E. Sheinker, Jeffrey Wu, GTJ REIT, Inc.,

GTJ Realty, LP, and Peoples United Bank (“PUB”) dated as of January 1, 2013 for a loan in the original principal amount of $2,700,000.00. (To file by amendment)

10.36	Loan and Security Agreement by and among 15 Progress and PUB dated as of September 30, 2010 in the original principal amount of $2,700,000.00. (To file by amendment)

10.37	Promissory Note made by 15 Progress to PUB dated as of September 30, 2010 in the principal sum of $2,700,000.00. (To file by amendment)

10.38	Open-End Mortgage Deed and Security Agreement by and among 15 Progress and PUB dated as of September 30, 2010 in the principal sum of $2,700,000.00. (To file by amendment)

10.39	Substitute Limited Guaranty by GTJ REIT, Inc. to PUB dated as of January, 2013. (To file by amendment)

10.40

First Amendment to Loan Agreement by and among 165-25 147th Avenue, LLC, 85-01 24th Avenue, LLC, GTJ REIT, Inc. and Hartford Life Insurance Company, Hartford Life and Accident Insurance Company and Hartford Life and Annuity Insurance Company dated as of January 1, 2013. (To file by amendment)

10.41	Mortgage Modification Agreement by and among Farm Springs Road, LLC (“Farm Springs”), and Manufacturers and Traders Trust Company (“M&T”) dated as of January 1, 2013. (To file by amendment)

10.42	Standard Libor Grid Note by and among GTJ REIT, Inc., Farm Springs and M&T dated as of January 1, 2013 in the amount of $10,000,000.00. (To file by amendment)

10.43	Credit Agreement by and among GTJ REIT, Inc., Farm Springs, and M&T dated as of January 1, 2013. (To file by amendment)

10.44	Waiver and Consent by and between GTJ REIT, Inc. and M&T dated as of January 1, 2013. (To file by amendment)

10.45

Assumption, Consent and Modification Agreement by and among Wu/LH 8 Slater L.L.C. (“8 Slater”), Paul Cooper, Jeffrey Ravetz, Louis Sheinker, GTJ REIT, Inc., and The United States Life Insurance Company in the City of New York (“USLIC”) successor by merger to First SunAmerica Life Insurance Company dated as of January 1, 2013. (To file by amendment)

10.46	Consolidated, Amended and Restated Promissory Note by and between 8 Slater and USLIC dated as of March 8, 2011 in the principal sum of $4,639,600.00. (To file by amendment)

10.47

Mortgage, Consolidation, Extension, Spreader and Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents by and between 8 Slater and USLIC dated as of March 8, 2011 in the principal sum of $4,639,600.00. (To file by amendment)

10.48

Assumption, Consent and Modification Agreement by and among Wu/LH 15 Executive L.L.C. (“15 Executive”), Paul Cooper, Jeffrey Ravetz, Louis Sheinker, GTJ REIT, Inc., and USLIC dated as of January 1, 2013. (To file by amendment)

10.49	Promissory Note made by 15 Executive to USLIC dated as of March 8, 2011 in the principal sum of $4,096,400.00. (To file by amendment)

10.50

Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by and between 15 Executive and USLIC dated as of March 8, 2011 in the principal sum of $4,096,400.00. (To file by amendment)

10.51

Assumption, Consent and Modification Agreement by and among Wu/LH 35 Executive L.L.C. (“35 Executive), Paul Cooper, Jeffrey Ravetz, Louis Sheinker, GTJ REIT, Inc., and USLIC dated as of January 1, 2013. (To file by amendment)

10.52	Promissory Note made by 35 Executive to USLIC dated as of March 8, 2011 in the principal sum of $5,724,600.00. (To file by amendment)

10.53

Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by and between 35 Executive and USLIC dated as of March 8, 2011 in the principal sum of $5,724,600.00. (To file by amendment)

10.54

Assumption, Consent and Modification Agreement by and among Wu/LH 470 Bridgeport L.L.C. (“470 Bridgeport”), Paul Cooper, Jeffrey Ravetz, Louis Sheinker, GTJ REIT, Inc., and USLIC dated as of January 1, 2013. (To file by amendment)

10.55	Promissory Note made by 470 Bridgeport to USLIC dated as of March 8, 2011 in the principal sum of $3,683,700.00. (To file by amendment)

10.56

Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by and between 470 Bridgeport and USLIC dated as of March 8, 2011 in the principal sum of $3,683,700.00. (To file by amendment)

10.57

Assumption, Consent and Modification Agreement by and among Wu/LH 950 Bridgeport L.L.C. (“950 Bridgeport”), Paul Cooper, Jeffrey Ravetz, Louis Sheinker, GTJ REIT, Inc., and USLIC dated as of January 1, 2013. (To file by amendment)

10.58	Promissory Note made by 950 Bridgeport to USLICdated as of March 8, 2011 in the principal sum of $2,639,000.00. (To file by amendment)

10.59

Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by and between 470 Bridgeport and USLIC dated as of March 8, 2011 in the principal sum of $2,639,000.00. (To file by amendment)

10.60

Assumption, Consent and Modification Agreement by and among Wu/LH 22 Marsh Hill L.L.C. (“22 Marsh Hill”), Paul Cooper, Jeffrey Ravetz, Louis Sheinker, GTJ REIT, Inc., and USLIC dated as of January 1, 2013. (To file by amendment)

10.61	Promissory Note made by 22 Marsh Hill to SunAmerica dated as of March 8, 2011 in the principal sum of $2,716,700.00. (To file by amendment)

10.62

Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by and between 22 Marsh Hill and USLIC dated as of March 8, 2011 in the principal sum of $2,716,700.00. (To file by amendment)

10.63

Amended and Restated Affiliate Guaranty Agreement by 15 Executive, 22 Marsh Hill, 35 Executive, 470 Bridgeport, 950 Bridgeport, and 8 Slater (collectively the “USLIC Borrowers”) in favor of USLIC dated as of January 1, 2013. (To file by amendment)

10.64	Amended and Restated Cash Collateral Agreement by the USLIC Borrowers in favor of USLIC and acknowledged and agreed to by M. Robert Goldman & Company, Inc. dated as of January 1, 2013.

10.65	Environmental Indemnity Agreement by the USLIC Borrowers and GTJ REIT, Inc. for the benefit of USLIC as of January 1, 2013. (To file by amendment)

10.66	Guaranty Agreement by GTJ REIT, Inc. in favor of USLIC dated as of January 1, 2013. (To file by amendment)

99.1	Fairness Opinion from Duff & Phelps, as independent financial advisor to the Special Committee of the Board of Directors dated January 10, 2013.

99.2	Organizational Chart

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2013	GTJ REIT, INC.

	By:	/s/ David J. Oplanich
David J. Oplanich
Chief Financial Officer